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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        December 31, 1996
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                        Physician Support Systems, Inc.
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            (Exact name of registrant as specified in its charter)

 Delaware                               33-80731             13-3624081
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 (State or other jurisdiction           (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

        Route 230 and Eby-Chiques Road, Mt. Joy, PA              17552
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (717) 653-5340
                                                   -----------------------------

                                not applicable
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        (Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets.

         On December 31, 1996, Physician Support Systems, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding capital stock of Revenue Production Management, Inc., an Illinois corporation ("RPM"), through a merger of a wholly owned subsidiary of the Company with and into RPM (the "Merger"). RPM provides billing, accounts receivable management and other business services to hospitals and hospital-based physicians.

         All of the shares of capital stock of RPM issued and outstanding immediately before the Merger were converted at the time of the Merger into the right to receive an aggregate of 315,048 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company. The Merger will be accounted for by the Company as a "pooling of interests."

         In connection with the Merger, the Company granted the former RPM stockholders the right to include their shares of Common Stock acquired in the Merger in certain registrations of Common Stock and to demand, under certain circumstances and subject to certain limitations, that their shares of Common Stock be registered for public sale at various times.

         In addition, each of the former RPM stockholders entered into employment agreements with RPM in connection with the Merger, pursuant to which they agreed to be employed by RPM for a period of three or four years after the Merger, as the case may be.

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.
         (b)  Pro Forma Financial Information.

         As of the date of this Report, it is impracticable to provide the required financial statements and pro forma financial information relating to RPM. Such statements and information will be filed as soon as they become available, and in any event not later than 60 days after the date this Report is filed with the Securities and Exchange Commission.

         (c)   Exhibits.

         (2) Agreement and Plan of Merger, dated as of December 31, 1996, among Physician Support Systems, Inc., PSS Revenue Production Management, Inc. and Revenue Production Management, Inc. (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

         (4) Registration Rights Agreement, dated as of December 31, 1996, among Physician Support Systems, Inc. and the former stockholders of Revenue Production Management, Inc.

         (99)  Copy of press release issued by the Company on January 2, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:  January 8, 1997.

                              PHYSICIAN SUPPORT SYSTEMS, INC.



                              By:  /s/ David S. Geller
                                 -------------------------------------
                                 David S. Geller
                                 Senior Vice President and Chief
                                   Financial Officer

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                                 EXHIBIT INDEX

Exhibit 2

Agreement and Plan of Merger, dated as of December 31, 1996, among Physician Support Systems, Inc., PSS Revenue Production Management, Inc. and Revenue Production Management, Inc. (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

Exhibit 4

Registration Rights Agreement, dated as of December 31, 1996, among Physician Support Systems, Inc. and the former stockholders of Revenue Production Management, Inc.

Exhibit 99

Copy of press release issued by the Company on January 2, 1997.

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